Exhibit 10.28

AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (as defined below) is effective as of September 15, 2020 (this “Amendment”).

WHEREAS, MOTORSPORT NETWORK, LLC a Florida limited liability company is the Holder of a Promissory note of up to U.S. $10,000,000 to be funded to MOTORSPORT GAMING US LLC (“Maker”) effective April 1, 2020;

WHEREAS, Section 8 of the Promissory Note allows the parties to modify the Promissory Note by a written instrument executed by Maker and Holder;

WHEREAS, the Parties now wish to amend the Promissory Note to increase the principal sum of the promissory note from U.S. $10,000,000.00 to U.S. $12,000,000.00;

NOW THEREFORE, in consideration of the mutual covenants contained herein, Maker and Holder hereby agree that the Promissory Note shall be amended as follows:

1.	Recitals. All of the recitals contained herein are true and correct and are incorporated herein by this reference.

2.	Amendment. The first paragraph of the Promissory Note is hereby amended and restated as follows:

“ON DEMAND (or as otherwise provided for in this Note), FOR VALUE RECEIVED, the undersigned, MOTORSPORT GAMING US LLC, a Florida company (“Maker”), does hereby promise to pay to the order of MOTORSPORT NETWORK, LLC, a Florida limited liability company (“Holder”), the principal sum of up to U.S. $12,000,000.00.

3.	Limited Effect. Except as expressly amended and modified by this Amendment, the Promissory Note shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4.	Governing Law. This Amendment shall be governed by and construed in accordance with the local laws of the State of Florida without reference to that state’s rules regarding choice of law.

5.	Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Amendment.

[Signatures are on following page.]

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IN WITNESS WHEREOF, the parties to this Amendment have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first set forth above.

MAKER:

MOTORSPORT GAMING US LLC

By:	/s/ Dmitry Kozko
Name:	Dmitry Kozko
Title:	CEO

HOLDER ACCEPTS AND ACKNOWLEDGES:

MOTORSPORT NETWORK, LLC

By:	/s/ Mike Zoi
Name:	Mike Zoi
Title:	Manager

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